FUTURE MEDICAL TECHNOLOGIES INTERNATIONAL, INC.
                   PROXY FOR ANNUAL MEETING FISCAL 1995
                    Please sign and return immediately


KNOW ALL MEN BY THESE PRESENTS that I, the undersigned being a stockholder of Future Medical Technologies International, Inc., Wayne, Pennsylvania, do hereby constitute and appoint Bruce LaMont and John Whittle, or either one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution to attend the Annual Meeting of Stockholders of said Corporation to be held at the Holiday Inn City Line, 4100 Presidential Boulevard, Philadelphia, Pennsylvania 19131 on September 20, 1996 at 10:00 a.m. or any and all adjournment thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposal specified in the Notice of Meeting dated August 20, 1996 or any and all adjournments thereof, with all the power I possess if I were personally present, hereby ratifying the confirming all that my said proxy or proxies may be in my name, place and stead as follows:


1.        Election of Directors

          To elect three (3) Directors, each for a term of one (1) year or until the next Annual Meeting:

          Bruce LaMont
          William K. Robinson
          John Whittle


          It is specifically directed that this Proxy be voted:


          FOR ALL NOMINEES   [  ]       WITHHOLD ALL NOMINEES    [  ]

          AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES MAY BE
          WITHHELD BY LINING OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE(S).

2.        Proposal to ratify Baratz & Associates, P.A. as the
          Company's Independent Public Auditors for fiscal 1996.

          IN FAVOR OF  [  ]   AGAINST  [  ]   ABSTAIN  [  ]

3. Proposal to approve the 1996 Stock Option Plan (2,000,000 shares).

          IN FAVOR OF  [  ]   AGAINST  [  ]   ABSTAIN  [  ]

4.        Approve the name change of the Company to Covalent Group, Inc.

          IN FAVOR OF  [  ]   AGAINST  [  ]   ABSTAIN  [  ]

5. Approve the disposition of 100% of the stock of Future Medical Technologies, Inc. in a sale to Medical Technologies, Inc.

          IN FAVOR OF  [  ]   AGAINST  [  ]   ABSTAIN  [  ]

6. Transact any other business as may properly be brought before the Meeting.

          IN FAVOR OF  [  ]   AGAINST  [  ]   ABSTAIN  [  ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. BY THE ABSENCE OF DIRECTIONS,
THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION, AND
FOR PROPOSALS 2, 3, 4, 5 AND 6.


___________________________________________________________________
(L.S.)
          (PRINT NAME)

DATE:  ___________________________________, 1996

___________________________________________________________________
(L.S.)
          (SIGNATURE OF STOCKHOLDER)

___________________________________________________________________
(L.S.)
          (PRINT NAME)

DATE:  ___________________________________, 1996

___________________________________________________________________
(L.S.)
          (SIGNATURE OF STOCKHOLDER)


NOTE:        ALL JOINT OWNERS MUST SIGN INDIVIDUALLY.  WHEN SIGNING AS
ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN,
PLEASE
GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

FMTI\PROXY.96